AMENDMENT TO EMPLOYMENT AGREEMENT           EXHIBIT 10(a)


      AGREEMENT (the "Amendment") made as of May 31, 2001 by and between TRANS-LUX CORPORATION, a Delaware corporation having an office at 110 Richards Avenue, Norwalk, Connecticut 06856-5090 (hereinafter called "Employer"), and MICHAEL R. MULCAHY residing at 24 Beeholm Road, Redding, CT 06896 (hereinafter called, "Employee").

      WHEREAS, Employer and Employee have entered into an Employment Agreement dated June 1, 1998 which expires May 31, 2001 (the "Employment Agreement"); and

      WHEREAS, the parties desire to extend and amend the Employment Agreement pursuant to this Amendment;

      NOW, THEREFORE, the parties agree as follows:

      1. Section 2(a) of the Employment Agreement is amended in its entirety to read as follows: "(a) The term ("Term") of the Agreement shall be the period commencing on the date hereof and terminating March 31, 2002."

      2. Section 4(a) of the Employment Agreement is amended by adding new sentences as follows: "During the period June 1, 2001 to March 31, 2002, Employer shall pay Employee a salary at the rate of Two Hundred Twenty-Five Thousand Dollars ($225,000) per annum. In addition, in place of the sales override commission for the period January 1-May 31, 2001, Employee's sales override commission (i) for the period January 1-December 31, 2001 shall not exceed $40,000 and (ii) shall not exceed $10,000 for the period January 1-March 31, 2002".

      3. Section 4(d) of the Agreement is amended in its entirety to read as follows:

      "(d) The Board upon the recommendation of the Compensation Committee of the Board shall consider no later than May 31, 1999, 2000, 2001, 2002 and 2003 respectively (provided there is no delay in obtaining the financial statements as provided below, but in no event later than 45 days following receipt thereof) the grant of a bonus ("Bonus") to Employee based on Employer's performance for the immediately preceding fiscal year. Notwithstanding the foregoing, Employer shall pay Employee the Bonus rate applicable for each level of annual pre-tax consolidated earnings for any of the fiscal years ending December 31, 1998, 1999, 2000, 2001 and 2002 only, (provided however that the Bonus, if any, for 2002 shall be 25% of the amount set forth below for such year), in the respective amounts hereinafter set forth in the event Employer's pre-tax consolidated earnings for such year determined in accordance with Section 4(d) meet or exceed the respective amounts hereinafter set forth, such Bonus not to exceed $125,000 for any year ($31,250 for January 1-March 31, 2002).

Amount of Annual Pre-Tax     Bonus Percent    Highest Amount
 Consolidated Earnings       On Amount        Per Level
------------------------     -------------    --------------

   $250,000 -   999,999        1 3/4%          $17,500
 $1,000,000 - 1,999,999        2 1/4%          $22,500
 $2,000,000 - 5,400,000        2 1/2%          $85,000
                                              $125,000 (highest aggregate Bonus)

No Bonus shall be payable on annual pre-tax consolidated earnings in excess of $5,400,000. There shall be excluded from the calculation of pre-tax consolidated earnings during the Term of this Agreement the amount by which (x) any item or items of unusual or extraordinary gain in the aggregate exceeds 20% of the Employer's net book value as at the end of the immediate preceding fiscal year, (y) any item of unusual or extraordinary loss in the aggregate exceeds 20% of the Employer's net book value as at the end of the immediate preceding fiscal year, in each case in (x) and (y) above as determined in accordance with generally accepted accounting principles and items of gain and loss shall not be netted against each other for purpose of the above 20% calculation, or (z) any contractual Bonuses and or contractual profit participations accrued or paid to Employee and other employees.

      Provided Employee is not in default of the Agreement, the Board may, in any event, even if any of the aforesaid pre-tax consolidated earnings levels are not exceeded, grant the Employee the aforesaid Bonus or any portion thereof for such year based on his performance.

      Notwithstanding anything to the contrary contained herein, if Employee is not in the employ of Employer at the end of any aforesaid 1998, 1999, 2000 and 2001 fiscal year, or on March 31, 2002 no Bonus shall be paid for such fiscal year or part thereof as to 2002. In the event of Employee's death on or after January 1 of 1999, 2000, 2001 or 2002, or April 1, 2002 as to 2002, any Bonus to which he is otherwise entitled for the prior fiscal year or 2002, as the case may be, shall be paid to his widow if she shall survive him or if she shall predecease him to his surviving issue per stirpes and not per capita.

      Such pre-tax consolidated earnings shall be fixed and determined by the independent certified public accountants regularly employed by Employer. Such independent certified public accountants, in ascertaining such pre-tax consolidated earnings, shall apply all accounting practices and procedures heretofore applied by Employer's independent certified public accountants in arriving at such annual pre-tax consolidated earnings as disclosed in Employer's annual statement for that year of profit and loss released to its stockholders. The determination by such independent certified public accountants shall be final, absolute and controlling upon the parties. Payment of such amount, if any is due, shall be made for each year by Employer to Employee within sixty
(60) days after which such accountant shall have furnished such statement to Employer disclosing Employer's pre-tax consolidated earnings for each of the years 1998, 1999, 2000, 2001 and 2002. Employer undertakes to use reasonable efforts to cause said accountants to prepare and furnish such statements within one hundred thirty (130) days from the close of each such fiscal year and to cause said independent certified public accountants, concomitantly with delivery of such statement by accountants to it, to deliver a copy of such statement to Employee. The Employer shall not have any liability to Employee arising out of any delays with respect to the foregoing."

      4. The third paragraph of Section 7 is amended by deleting "$215,000" on the 5th line and substituting "$225,000" in place thereof and deleting "June 1, 2001" on the sixth line and substituting "April 1, 2002" in place thereof.

      5. All other terms and conditions of the Employment Agreement remain in full force and effect without amendment.

      6. This Amendment shall be construed in accordance with the laws of the State of New York.

      7. This Amendment contains the entire agreement between the parties on the subject matter contained herein. The Employment Agreement as amended by the Amendment may not be changed, modified, extended or renewed orally except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, discharge or extension is sought.

      IN WITNESS WHEREOF, this Amendment to the Employment Agreement has been duly executed on the day and year above written.

                                                 TRANS-LUX CORPORATION


                                                 By:/s/ Victor Liss
                                                    --------------------------
                                                     President


                                                    /s/ Michael R. Mulcahy
                                                    --------------------------
                                                     MICHAEL R. MULCAHY





                    AMENDMENT TO EMPLOYMENT AGREEMENT             EXHIBIT 10(b)


      AGREEMENT (the "Amendment") made as of May 31, 2001 by and between TRANS-LUX CORPORATION, a Delaware corporation having an office at 110 Richards Avenue, Norwalk, Connecticut 06856-5090 (hereinafter called "Employer"), and THOMAS F. MAHONEY residing at 19 Mine Hill Road, Redding, CT 06896 (hereinafter called, "Employee").

      WHEREAS, Employer and Employee have entered into an Employment Agreement dated June 1, 1998 which expires May 31, 2001 (the "Employment Agreement"); and

      WHEREAS, the parties desire to extend and amend the Employment Agreement pursuant to this Amendment;

      NOW, THEREFORE, the parties agree as follows:

      1. Section 2(a) of the Employment Agreement is amended in its entirety to read as follows: "(a) The term ("Term") of the Agreement shall be the four (4) year period commencing on the date hereof and terminating May 31, 2002."

      2. Section 4(a) of the Employment Agreement is amended by adding new sentences as follows: "During the period June 1, 2001 to May 31, 2002, Employer shall pay Employee a salary at the rate of One Hundred Seventeen Thousand Five Hundred Dollars ($117,500.00) per annum. In addition, Employee's sales override commission shall not exceed (x) $32,083.33 for the period June 1-December 31, 2001 and (y) $22,916.67 for the period January 1-May 31, 2002".

      3. Section 4(d) of the Agreement is amended in its entirety to read as follows:

      "(d) The Board upon the recommendation of the Compensation Committee of the Board shall consider no later than May 31, l999, 2000, 2001, 2002 and 2003, respectively (provided there is no delay in obtaining the financial statements as provided below, but in no event later than 45 days following receipt thereof) the grant of a bonus ("Bonus") to Employee based on Employee's performance for the immediately preceding fiscal year. Notwithstanding the foregoing, Employer shall pay Employee the highest Bonus applicable for any of the fiscal years ending December 31, l998, l999, 2000, 2001 and 2002 only, in the event Employer's pre-tax consolidated earnings for such year determined in accordance with Section 4(d) exceed the respective amounts hereinafter set forth. The Bonuses shall not exceed $20,000 for 1998, 1999, 2000 and 2001, and $8,334 for 2002.

------------------------------------------------------------------------
If Pre-Tax Consolidated
-----------------------
  Earnings Exceed for
  -------------------
      1998-1999-            Annual Non-Cumulative Level of Bonus Payable
      ----------            --------------------------------------------
    2000-2001-2002
    --------------
------------------------------------------------------------------------

                             1998, 1999, 2000 and       2002(41.67%)
                             --------------------       ------------
                                     2001
                                     ----

$  250,000                       $   625.00              $  260.44
   375,000                           937.50                 390.66
   500,000                         1,250.00                 520.88
   625,000                         1,562.50                 651.09
   750,000                         1,875.50                 781.52
   875,000                         2,187.50                 911.53
 1,000,000                         2,500.00               1,041.75



------------------------------------------------------------------------
If Pre-Tax Consolidated
-----------------------
  Earnings Exceed for
  -------------------
      1998-1999-            Annual Non-Cumulative Level of Bonus Payable
      ----------            --------------------------------------------
    2000-2001-2002
    --------------
------------------------------------------------------------------------

                             1998, 1999, 2000 and       2002(41.67%)
                             --------------------       ------------
                                     2001
                                     ----

 1,125,000                         2,812.50               1,171.97
 1,250,000                         3,125.00               1,302.19
 1,375,000                         3,437.50               1,432.41
 1,500,000                         3,750.00               1,562.63
 1,625,000                         4,062.50               1,692.84
 1,750,000                         4,375.00               1,823.06
 1,875,000                         4,687.50               1,953.28
 2,000,000                         5,000,00               2,083.50
 2,125,000                         5,312.50               2,213.72
 2,250,000                         5,625.00               2,343.94
 2,375,000                         5,937.50               2,474.16
 2,500,000                         6,250.00               2,604.38
 2,625,000                         6,562.50               2,734.59
 2,750,000                         6,875.00               2,864.81
 2,875,000                         7,187.50               2,995.03
 3,000,000*                        7,500.00               3,125.25
 4,000,000*                       10,000.00               4,167.00
 5,000,000*                       12,500.00               5,208.75
 6,000,000*                       15,000.00               6,250.50
 7,000,000*                       17,500,00               7,292.25
 8,000,000*                       20,000.00**             8,334.00**

------------------------------------------------------------------------

 _______
  * For each incremental level of $l25,000 between $3,000,000 and $8,000,000 not listed, there is an additional Bonus of $3l2.50
  ** Maximum



      There shall be excluded from the calculation of pre-tax consolidated earnings during the Term of this Agreement the amount by which (x) any item or items of unusual or extraordinary gain in the aggregate exceeds 20% of the Employer's net book value as at the end of the immediate preceding fiscal year or (y) any item of unusual or extraordinary loss in the aggregate exceeds 20% of the Employer's net book value as at the end of the immediate preceding fiscal year, in each case in (x) and (y) above as determined in accordance with generally accepted accounting principles and items of gain and loss shall not be netted against each other for purpose of the above 20% calculation.

      Provided Employee is not in default of the Agreement, the Board may, in any event, even if any of the aforesaid pre-tax consolidated earnings levels are not exceeded, grant the Employee the aforesaid Bonus or any portion thereof for such year based on his performance.

      Notwithstanding anything to the contrary contained herein, if Employee is not in the employ of Employer at the end of any aforesaid 1998, 1999, 2000 or 2001 fiscal year or on May 31, 2002, no Bonus shall be paid for such fiscal year except 41.67% of the 1998 Bonus has vested in Employee and payable whether or not he is in Employer's employ on December 31, 1998. In the event of Employee's death on or after January 1 of 1999, 2000, 2001 or 2002, or June 1, 2002 as to 2002, any Bonus to which he is otherwise entitled for the prior fiscal year shall be paid to his widow if she shall survive him or if she shall predecease him to his surviving issue per stirpes and not per capita.

      Such pre-tax consolidated earnings shall be fixed and determined by the independent certified public accountants regularly employed by Employer. Such independent certified public accountants, in ascertaining such pre-tax consolidated earnings, shall apply all accounting practices and procedures heretofore applied by Employer's independent certified public accountants in arriving at such annual pre-tax consolidated earnings as disclosed in Employer's annual statement for that year of profit and loss released to its stockholders. The determination by such independent certified public accountants shall be final, absolute and controlling upon the parties. Payment of such amount, if any is due, shall be made for each year by Employer to Employee within sixty
(60) days after which such accountant shall have furnished such statement to Employer disclosing Employer's pre-tax consolidated earnings for each of the years 1998, l999, 2000, 2001 and 2002. Employer undertakes to use reasonable efforts to cause said accountants to prepare and furnish such statements within one hundred thirty (130) days from the close of each such fiscal year and to cause said independent certified public accountants, concomitantly with delivery of such statement by accountants to it, to deliver a copy of such statement to Employee. The Employer shall not have any liability to Employee arising out of any delays with respect to the foregoing."

      4. Paragraph 10 of the Agreement is amended by deleting the words "Chairman or Vice Chairman" on line 5 and inserting "President" in place thereof.

      5. All other terms and conditions of the Employment Agreement remain in full force and effect without amendment.

      6. This Amendment shall be construed in accordance with the laws of the State of New York.

      7. This Amendment contains the entire agreement between the parties on the subject matter contained herein. The Employment Agreement as amended by the Amendment may not be changed, modified, extended or renewed orally except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, discharge or extension is sought.

      IN WITNESS WHEREOF, this Amendment to the Employment Agreement has been duly executed on the day and year above written.

                                             TRANS-LUX CORPORATION



                                             By:/s/ Michael R. Mulcahy
                                                --------------------------
                                                 Executive Vice President


                                                /s/ Thomas F. Mahoney
                                                --------------------------
                                                 THOMAS F. MAHONEY